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                                                                  EXHIBIT 10.44


                                 LOAN AGREEMENT

      THIS LOAN AGREEMENT is dated as of the ___ day of __________, 2001, by and among PSMT, LLC, a U.S. Virgin Islands limited liability company doing business as PriceSmart, whose mailing address is 6501 Red Hook Plaza, Suite 201, St. Thomas, U.S. Virgin Islands 00802 (the "Borrower"), PRICESMART, INC., a Delaware corporation, whose mailing address is 4649 Morena Blvd., San Diego, CA 92117 (the "Guarantor"), and BANCO POPULAR DE PUERTO RICO, a commercial banking institution whose mailing address is P.O. Box 8580, St. Thomas, U.S. Virgin Islands 00801 (the "Bank").

      WHEREAS, the Bank has agreed to extend to the Borrower, and the Borrower has accepted, a revolving line of credit facility upon the terms and conditions hereinafter described (the "Line of Credit" or the "Loan"), to be used by the Borrower for (a) the funding of working capital requirements of the Borrower, and (b) closing costs associated with the Loan;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

      1. REPRESENTATIONS. The Borrower and the Guarantor, respectively, represent, covenant and warrant that:

      1.1 COMPANY / CORPORATE EXISTENCE AND POWER. The Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the Territory of the U.S. Virgin Islands and has the power to make this Agreement and to borrow hereunder. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to make this Agreement and to guaranty the Loan.

      1.2 COMPANY / CORPORATE AUTHORITY. The making and performance by the Borrower and Guarantor of this Agreement has been duly authorized by all necessary corporate and company action and will not violate any provision of law or of their respective Articles of Organization, Articles of Incorporation, Limited Liability Company Agreement, Bylaws or other organizational documents or result in the breach of, or constitute a default under, or, except as hereinafter provided, result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrower or Guarantor pursuant to any indenture or bank loan or credit agreement, or other agreement or instrument to which the Borrower or Guarantor is a party or by which the Borrower, Guarantor or the property or either may be bound or affected.

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LOAN AGREEMENT
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      1.3 FINANCIAL CONDITION. The most recent financial statements of the
Borrower and Guarantor, and other related information, heretofore furnished to the Bank, are complete and correct and fairly present the financial condition of the Borrower and Guarantor and the results of operations for the period(s) specified therein. To the best of the Borrower's and Guarantor's knowledge and belief, neither the Borrower nor the Guarantor has any contingent obligations, liabilities for taxes, or unusual forward or long term commitments, except as herein specifically mentioned, or disclosed by, or reserved against, in said financial statements, and, at the present time, there are no material unrealized or anticipated losses from any unfavorable commitments of the Borrower or Guarantor. Said financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently maintained by the Borrower and Guarantor throughout the period involved. Since the dates of such financial statements, and since the date of the other financial information provided to the Bank, there have been no material adverse changes in the financial condition of the Borrower or Guarantor from that set forth in said financial statements or in said other financial information as of the date thereof.

      1.4 LITIGATION. Except as Bank has been advised in writing, there are no suits or proceedings pending, or, to the knowledge of the Borrower or Guarantor, threatened, against or affecting the Borrower or Guarantor which, if adversely determined, would have a material adverse effect on the financial condition or business of the Borrower or Guarantor, except as indicated in Exhibit "A" hereto. There are no proceedings by or before any governmental commission, bureau or other administrative agency pending, or to the knowledge of the Borrower or Guarantor threatened, against the Borrower or Guarantor.

      1.5 TITLES; LIENS. The Borrower and Guarantor have exclusive good and marketable title to each of the fixed properties and assets reflected in their financial statements free and clear of all mortgages, liens and encumbrances, except (a) liens, if any, for current taxes, assessments and governmental charges not delinquent or whose validity is being contested at the time in good faith and by appropriate proceedings, and covenants, restrictions, rights, easements, liens, encumbrances and minor irregularities in title which, in their opinion, do not and will not interfere with the occupation, use and enjoyment of such properties and assets in the normal course of business as presently conducted or planned or materially impair the value of such properties and assets for the

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LOAN AGREEMENT
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purpose of such business, (b) mortgages, liens and encumbrances disclosed in the financial statements provided in SUBSECTION 1.3 above, and (c) mortgages, liens and encumbrances in favor of the Bank. The Borrower is the sole owner of all assets located at the St. Thomas PriceSmart store free and clear of all liens and encumbrances except as specifically allowed in this subsection.

      1.6 ENVIRONMENTAL COMPLIANCE. To the best of the Borrower's knowledge and belief, the Borrower has duly complied with, and the Borrower's business operations, assets, equipment, property, leaseholds or other facilities are in compliance with the provisions of all federal and territorial environmental, health, and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder and the Borrower has been issued and will maintain all required federal and territorial permits, licenses, certificates, and approvals relating to (1) air emissions, (2) discharges to surface water or groundwater,
(3) noise emissions, (4) solid or liquid waste disposal, (5) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such materials listed in any federal or territorial law, code or ordinance, and all rules and regulations promulgated thereunder, as hazardous or potentially hazardous), or
(6) other environmental, health, or safety matters; and the Borrower has received no notice of, and neither knows of nor suspects, facts which might constitute any violations of any federal or territorial environmental, health, or safety laws, codes or ordinances, and any rules or regulations promulgated thereunder with respect to the Borrower's business, operations, assets, equipment, property, leaseholds, or other facilities; and, except in accordance with a valid governmental permit, license, certificate or approval, there has been no emission, spill, release, or discharge into or upon (1) the air, (2) soils or any improvements located thereon, (3) surface water or groundwater, or
(4) the sewer, septic system or waste treatment, storage or disposal system servicing the Borrower's business or property, of any toxic or hazardous substances or wastes at or from the Borrower's business premises or other property, and accordingly, except for inventory of raw materials, supplies, work in progress and finished, that are to be used or sold in the ordinary course of business, the Borrower's business premises and other properties are free of all such toxic or hazardous substances or wastes and there has been no complaint, order, directive, claim, citation, or notice by any governmental authority or any person or entity with respect to (1) air emissions, (2) spills, releases, or discharges to soils or improvements located thereon, surface water, groundwater

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LOAN AGREEMENT
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or the sewer, septic system or waste treatment, storage or disposal systems servicing the Borrower's business or properties; (3) noise emissions, (4) solid or liquid waste disposal, (5) the use, generation, storage, transportation, or disposal of toxic or hazardous substances or waste, or (6) other environmental, health, or safety matters affecting the Borrower or the Borrower's business, operations, assets, equipment, property, leaseholds, or other facilities. The Borrower has received no notice of indebtedness, obligation or liability, absolute or contingent, matured or not matured, with respect to the storage, treatment, cleanup, or disposal of any solid wastes, hazardous wastes, or other toxic or hazardous substances (including without limitation any such indebtedness, obligation or liability with respect to any current regulation, law or statute regarding such storage, treatment, cleanup, or disposal) not previously disclosed to and approved by the Bank in writing.

      1.7 CONTRACT OBLIGATIONS. The Borrower is not a party to any contract or agreement which materially and adversely affects Borrower's business, properties, or assets, or Borrower's condition, financial or otherwise, except as herein specifically identified; and neither the execution and delivery of this Agreement, the consummation of the transactions contemplated herein, nor compliance with the terms, conditions and provisions of this Agreement, the Security Instruments referred to herein and the Note issued hereunder will conflict with or result in a breach of the terms, conditions, or provisions of any indenture or other agreement or instrument to which the Borrower is a party or by which the Borrower is bound or will result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Borrower, except as permitted by the provisions hereof.

      1.8 BUSINESS LICENSES AND GOVERNMENTAL PERMITS. The Borrower possesses all licenses, franchises and permits necessary for the conduct of Borrower's business without substantial known conflict with the rights of others.

      1.9 USE OF LOAN PROCEEDS. The proceeds of the Loan shall be used solely for the purposes herein stated in accordance with the provisions hereof.

      1.10 ENFORCEABILITY. This Agreement, the Note (as defined in SUBSECTION 2.7), the Security Instruments (as defined in SECTION 3) and other documents to be delivered and executed simultaneously herewith (collectively, the "Loan Documents") are the legal, valid and binding

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LOAN AGREEMENT
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obligations of the Borrower and Guarantor, enforceable against the Borrower and
Guarantor in accordance with their respective terms.

      2. THE AGREEMENT TO LEND.

      2.1 AMOUNT. The Bank agrees, on the terms and conditions of this Agreement, to extend to the Borrower a revolving line of credit in the aggregate maximum principal amount at any one time outstanding of TWO MILLION AND 00/100 DOLLARS ($2,000,000.00).

      2.2 TYPE; ADVANCES UNDER LINE OF CREDIT. The Line of Credit shall be a revolving line of credit with interest payable monthly as hereinafter provided and principal and all unpaid and accrued interest due and payable on the date that is twelve (12) months from the date hereof. Each advance under the Line of Credit shall be evidenced by a draw request in accordance with this Agreement signed by the Borrower and approved by the Bank and the aggregate principal balance outstanding under the Line of Credit shall not exceed the aggregate maximum principal amount of the Line of Credit set forth above. As a revolving line of credit, provided that the Line of Credit and Borrower's right to draw thereunder shall not have expired or been terminated, any principal sums previously advanced by the Bank that shall have been repaid by the Borrower may subsequently be redrawn by the Borrower subject to the terms hereof.

      2.3 REPAYMENT OF PRINCIPAL. If not previously repaid, the Borrower shall repay the entire principal balance of the Line of Credit and all unpaid interest thereon on the date that is twelve (12) months from the date hereof. All payments shall be applied first to late charges, if any, second to accrued interest and the remainder to the outstanding principal balance.

      2.4 RENEWAL, TERMINATION AND MODIFICATION OF THE LINE OF CREDIT. On the first anniversary of the date hereof, and on each subsequent anniversary thereafter (if any), at the Borrower's request, the Bank shall review the terms, provisions and outstanding balance of the Line of Credit, the Borrower's use of, and overall performance under, the Line of Credit during the prior year, the financial statements and overall financial condition of the Borrower and the Guarantor, and such other documents and information as the Bank deems necessary or desirable for the purpose of determining whether the Line of Credit should be terminated, revised or renewed. The Bank shall have the right, in its sole discretion, to make such determination and shall advise the Borrower of

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LOAN AGREEMENT
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any decision to renew, modify or terminate the Line of Credit. Upon any renewal, the Borrower shall pay to the Bank the renewal fee of $5,000.00.

      2.5 ANNUAL CLEANUP FOR LINE OF CREDIT. In the event that the Bank agrees to extend or renew the term of the Line of Credit pursuant to SUBSECTION 2.4 hereof, during the first one hundred twenty (120) days of the twelve-month period following any such extension or renewal there shall be a period of thirty
(30) days during which the Borrower shall have repaid to the Bank all outstanding principal and accrued interest and there shall be no principal or interest outstanding under the Line of Credit during said thirty (30) day period.

      2.6 INTEREST. Advances under the Line of Credit shall bear interest at a rate per annum equal to one and one-half percent (1.50%) above the prime rate as it varies (any change in interest resulting from the change in the prime rate to be effective at the beginning of the day on which such change in the prime rate is announced). The term "prime rate" as used herein means that rate of interest from time to time announced by The Chase Manhattan Bank, N.A. at its principal offices in New York, New York as its commercial loan prime rate. Interest on advances under the Line of Credit shall be calculated daily on a three hundred sixty (360) day basis at the rate hereinabove set forth. Interest accrued on the principal sum from time to time outstanding under the Line of Credit at the rate hereinabove set forth shall be due and payable monthly on the first day of each month until the entire principal sum and all accrued interest are fully paid. Notwithstanding the foregoing, at any time that an Event of Default (as hereinafter defined) shall have occurred and be continuing, the Loan shall bear interest at a rate per annum equal to three and one-half percent (3.50%) above the prime rate as it varies (the "Default Rate") (any change in interest resulting from the change in the prime rate to be effective at the beginning of the day on which such change in the prime rate is announced). Interest at the Default Rate shall be calculated daily on a three hundred sixty (360) day basis and shall be due and payable monthly on the first day of each month as provided in the preceding paragraphs. Interest and late charges, if any, that are not paid when due shall be compounded monthly.

      2.7 THE NOTE. The Line of Credit shall be evidenced by a Revolving Line of Credit Note of even date herewith in the maximum principal amount of the Line of Credit (the "Note").

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LOAN AGREEMENT
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      2.8 PREPAYMENT. The Loan may be prepaid at any time, and from time to time, in whole or in part, without any premium or penalty therefor. All payments and prepayments shall be applied first to late charges (including any interest charged at the Default Rate), if any, second to other accrued interest and the remainder to the outstanding principal balance.

      2.9 LATE CHARGE. Any payment due hereunder that is not actually received by the Bank within ten (10) business days after its due date, shall be subject to a late charge of five percent (5%) of such payment, which late charge shall be immediately due and payable to the Bank.

      3. SECURITY. The Loan shall be secured by this Agreement and the following agreements, pledges, and assignments of the Borrower and Guarantor (collectively, the "Security Instruments"):

      3.1 SECURITY AGREEMENT AND UCC-1 FINANCING STATEMENT. A Security Agreement in favor of the Bank (the "Security Agreement"), granting to the Bank a first priority security interest in all inventory and documents covering such inventory of the Borrower. The lien of said Security Agreement shall be perfected by a UCC-1 Financing Statement(s) to be executed of even date herewith by the Borrower and the Bank and filed with the Corporate Division of the Office of the Lieutenant Governor of the U.S. Virgin Islands.

      3.2 UNLIMITED GUARANTY. The unlimited and unconditional guaranty (the "Guaranty") of the Guarantor, guaranteeing repayment of the Loan, and the Borrower's obligations under this Agreement and the Security Instruments securing the Note.

      4. CONDITIONS OF LENDING. The obligation of the Bank to make any advance under the Loan is subject to and contingent upon the Borrower's and Guarantor's fulfillment of the following conditions precedent:

      4.1 LOAN DOCUMENTS. The Bank shall have received fully executed and authorized originals in recordable form, as applicable, of this Agreement, the Note and the Security Instruments.

      4.2 APPROVAL OF BANK COUNSEL. All legal matters incident to the transactions hereby contemplated shall be satisfactory to counsel for the Bank.

      4.3 LOAN FEES AND OTHER FEES. The Bank shall have received from the Borrower a facility fee in the amount of Ten Thousand Dollars ($10,000.00) and an application fee of One Hundred Fifty Dollars ($150.00). Each year, if any, that the Line of Credit is renewed, the Bank shall have

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LOAN AGREEMENT
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received from the Borrower a renewal fee in the amount of Five Thousand Dollars
($5,000.00) due and payable twelve months from the date hereof, if renewed, and every twelve (12) months thereafter that the Line of Credit is renewed.

      4.4 GOVERNMENTAL LICENSES AND PERMITS. The Bank shall have received copies of all licenses and permits necessary for the operation of the Borrower's business.

      4.5 PROOF OF CORPORATE / COMPANY ACTION. The Bank shall have received certified copies of all corporate and company organizational documents and all corporate and company action taken by the Borrower and Guarantor to authorize the execution and delivery of the Loan Documents and the borrowing and guaranteeing hereunder, and such other papers as the Bank shall reasonably request.

      4.6 SUBORDINATION OF LOANS. If applicable, all members of the Borrower shall have executed and delivered to the Bank a subordination agreement, satisfactory in form and substance to the Bank and its counsel, subordinating their loans to the Borrower, if any, to the Loan.

      4.7 INSURANCE. The Bank shall have received from the Borrower the following policies of insurance procured through agencies licensed to do business in the U.S. Virgin Islands, from insurance companies which shall be financially sound, reputable and satisfactory to the Bank:

          (a) Comprehensive General and Excess Liability Insurance coverage, including employer's liability "stop-gap", personal injury, hired and no-owned automobiles, products/completed operations, independent contractors (if any), blanket liability broad form, property damage and personal injury, in form, amount and coverage satisfactory to the Bank and its counsel.

          (b) Standard Multi-Peril insurance coverage, with extended coverage endorsementst, with respect to the property pledged to the Bank as collateral security for the Loan, naming the Bank as mortgagee/loss payee, for the full insurable value of such property.

          (c) Appropriate workers' compensation insurance in respect of all employees of the Borrower in accordance with U.S. Virgin Islands law.

          (d) If it is determined from the National Flood Insurance Report that the Borrower's business premises or any other area in which the personal property or any part thereof pledged as collateral security for the Loan is located in a designated flood prone area, Federal Flood Insurance

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LOAN AGREEMENT
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naming the Bank as mortgagee/loss payee up to the maximum amount available covering such property.

          (e) Such other insurance with respect to such property and the Borrower's business in such amounts and against such insurable hazards as the Bank from time to time may reasonably require.

          (f) The foregoing insurance policies shall provide that they may not be canceled, or the amount(s) of coverage provided reduced, for any reason until not less than thirty (30) days written notice shall have been give to the Bank of the insurance company's intention to cancel or reduce the amount(s) of coverage provided under such policy or policies during which time the Borrower shall replace said policy or policies with new, substitute or successor policies to comply with the requirements of this SUBSECTION 4.7. The foregoing insurance policies shall be provided by a company with a current rating by A.M. Best & Co. of A- or better.

      4.8 TAX CLEARANCE LETTER. The Bank shall have received evidence to the effect that all taxes, assessments, and governmental charges lawfully levied and assessed against the Borrower have been fully satisfied.

      4.9 LIEN SEARCH. The Bank shall have received a satisfactory lien search showing no liens or judgments against the Borrower or its property.

      4.10 OPINION OF COUNSEL FOR BORROWER AND GUARANTOR. The Bank shall have received from counsel for the Borrower and Guarantor a favorable opinion dated the same date hereof addressed to the Bank and satisfactory in scope, form and substance to the Bank and its counsel, covering the following matters:

          (a) BORROWER. The Borrower is a limited liability company duly formed, validly existing and in good standing under the laws of the U.S. Virgin Islands, has the legal capacity and authority to own and to pledge its real property and other property and to take such other actions and exercise such other powers to the extent required to properly and adequately conduct its business and to carry out its obligations under the Loan Documents and that no part of this transaction violates any restriction, term, condition or provision of the Borrower's organizational documents.

          (b) GUARANTOR. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the legal capacity and authority to

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LOAN AGREEMENT
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take such action and exercise such powers to the extent required to properly and adequately conduct its business and to carry out its obligations under the Loan Documents and that no part of this transaction violates any restriction, term, condition or provision of the Guarantor's Articles of Incorporation, Bylaws or other organizational documents.

          (c) LOAN DOCUMENTS. The Loan Documents have been duly executed and delivered by the Borrower and Guarantor and constitute legal, valid and binding instruments except as may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws generally affecting the rights of creditors.

          (d) REMEDIES. The remedies contained within all the Loan Documents are effective and enforceable under the laws of the U.S. Virgin Islands.

      4.11 OTHER DOCUMENTATION. The Bank shall have received from the Borrower and Guarantor such other items and documents required to be provided by the Borrower as may be set forth on the Closing Agenda utilized by the Bank and the Borrower to close the Loan, but not otherwise specifically referred to herein.

      4.12 NO EVENT OF DEFAULT. No Event of Default (as defined in SECTION 7 hereof) shall have occurred and be continuing.

      4.13 ADVANCES. The Bank shall make advances under the Line of Credit upon not less than three (3) business days prior written request from the Borrower to the Bank, and not more frequently than weekly in amounts not less than Fifty Thousand Dollars ($50,000.00) each. All advances shall be made at the principal office of the Bank or at such other place as the Bank may from time to time designate. The Bank shall have no obligation to make a requested advance unless and until the Borrower has complied to the satisfaction of the Bank and its counsel with all applicable terms and conditions of this Agreement.

      5. AFFIRMATIVE COVENANTS. The Borrower and the Guarantor agree that so long as credit shall remain available hereunder and until payment in full of the Note, and until complete performance by the Borrower and Guarantor under the Loan Documents is satisfied, unless the Bank shall otherwise consent in writing, the Borrower and the Guarantor will:

      5.1 PAYMENT OF TAXES. Pay and discharge, or cause to be paid and discharged, all taxes, assessments and governmental charges or liens imposed upon the Borrower or upon the income or

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LOAN AGREEMENT
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profits of the Borrower, or upon any property belonging to the Borrower prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon the property of the Borrower;
provided that the Borrower shall not be required to pay any such tax, assessment, charge, levy or claim the payment of which is being contested in good faith and by proper proceedings and so long as Borrower furnishes the Bank, immediately upon such tax, assessment, charge, levy or claim becoming overdue, notice of that which Borrower intends to contest.

      5.2 INSURANCE. Maintain, or cause to be maintained, the insurance coverage specified in SUBSECTION 4.7 above.

      5.3 NOTICE OF LITIGATION, ETC. Promptly give notice in writing to the Bank of any material contingent liability of the Borrower and of all litigation and of all proceedings by or before any governmental regulatory agency, against or affecting the Borrower, where the amount in controversy exceeds $100,000.00 or which, if adversely determined, would otherwise have a material adverse effect on the financial condition or business of the Borrower.

      5.4 LOAN PROCEEDS. Apply the proceeds of the Loan for the specific purposes provided for herein.

      5.5 SUBORDINATION OF LOANS. Subordinate all existing and future members' loans and/or advances to the Loan; provided that the Borrower may make routine installment payments under such loans so long as (a) no Event of Default has occurred, and (b) interest on any such loans does not exceed the interest rate charged on the Note.

      5.6 FINANCIAL STATEMENTS. Furnish the Bank (a) within ninety (90) days after the end of each fiscal year of the Borrower and Guarantor, audited financial statements of the Borrower, Guarantor and Guarantor's subsidiaries as of the close of such fiscal year; (b) within thirty (30) days after the end of each quarter, quarterly financial statements of the Borrower, Guarantor and Guarantor's subsidiaries as of the close of such quarter, prepared in such manner as is acceptable to the Bank, which quarterly financial statements if unaudited, shall be at least a review prepared by an independent CPA; and ( c) such additional other information regarding the business affairs and financial condition of the Borrower and Guarantor as may be requested by the Bank, at such times, and prepared in such manner and by such persons as are acceptable to the Bank.

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LOAN AGREEMENT
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      5.7 DEPOSITS. Maintain all direct and indirect depository accounts of the
Borrower with the Bank.

      5.8 INTERCOMPANY CHARGES. Restrict intercompany charges between Guarantor and Borrower to direct verifiable out-of-pocket expenses incurred by Guarantor in providing services to Borrower, which charges shall not in any event exceed in any calendar year an amount equal to 1.5% of Borrower's gross sales for such calendar year; and provide to the Bank documentation of any such charges promptly upon request.

      5.9 DEBT SERVICE RATIO. Maintain a year-end debt service coverage ratio of 1.25:1.00, which ratio shall be the sum of operating income and depreciation less parent company management fees, divided by the sum of the current portion of long term debt and interest expense, for both Borrower and Guarantor.

      5.10 ENVIRONMENTAL COMPLIANCE. Be and remain in compliance with the provisions of all federal, territorial, and local environmental, health, and safety laws, codes and ordinances, and all rules and regulations issued thereunder; notify the Bank immediately of any notice of a hazardous discharge or environmental complaint received from any governmental agency or any other party; notify the Bank immediately of any hazardous discharge from or affecting the Borrower's business premises or other property; immediately contain and remove the same, in compliance with all applicable laws; promptly pay any fine or penalty assessed in connection therewith; and at the Bank's request, and at the Borrower's expense, provide a report of a qualified environmental engineer, satisfactory in scope, form, and content to the Bank, and such other and further assurances reasonably satisfactory to the Bank that the condition has been corrected.

      5.11 INSPECTION AND MAINTENANCE. Allow the Bank or its duly authorized representatives to inspect the books, records, assets, property, and operations of the Borrower at any reasonable time on reasonable notice and maintain said books, records, assets, property and operations of the Borrower to the satisfaction of the Bank.

      5.12 LICENSES. Obtain and promptly renew from time to time all consents, licenses, approvals and authorizations as may be required under any applicable law or regulation for the Borrower's business operations and for the making, performance, validity and enforceability of the Security Instruments.

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LOAN AGREEMENT
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      5.13 SEC FILINGS. Upon filing with the Securities Exchange Commission, provide a copy to the Bank of the Guarantor's 10Q and 10K filings.

      6. NEGATIVE COVENANTS. The Borrower and Guarantor hereby agree that so long as credit shall remain available hereunder and until payment in full of the Note, and all other credit advanced by the Bank to the Borrower, without the prior written consent of the Bank, Borrower and Guarantor will not:

      6.1 LIMITATION OF LIENS. Sell, mortgage, pledge, hypothecate, assign, transfer, suffer to exist, or voluntarily subject to any lien or encumbrance to secure any indebtedness, any of the Borrower's assets, now owned or hereafter acquired, excluding, however, from the operation of this covenant, the Loan and other indebtedness of the Borrower to the Bank.

      6.2 LIMITATION ON INDEBTEDNESS. Create or incur any indebtedness or obligation for borrowed money of the Borrower or issue or sell any obligations of the Borrower, excluding, however, from the operation of this covenant, the Loan hereunder, other loans made by the Bank and subordinated members' loans.

      6.3 CONTINGENT LIABILITIES. Assume, guarantee, endorse or otherwise become liable upon the obligations of any person, firm, partnership, corporation or any other entity except by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

      6.4 CONSOLIDATION OR MERGER. Merge the Borrower into or consolidate with or into any other corporation, partnership or business entity. For the purposes of this SUBSECTION 6.4, the acquisition by the Borrower of all or substantially all of the assets, together with the assumption of all or substantially all of the obligations and liabilities, of any other corporation or entity shall be deemed to be a consolidation of such corporation or entity with the Borrower.

      6.5 DISPOSITION OF ASSETS. Lend, sell, lease, transfer or otherwise dispose of any of the assets of the Borrower (other than obsolete or worn-out property not used or useful in its business), whether now owned or hereafter acquired, except in the ordinary and regular course of the Borrower's business.

      6.6 CHANGE IN BORROWER'S BUSINESS. Effect, cause or permit any change from the business now conducted by the Borrower.

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LOAN AGREEMENT
PAGE 14

      6.7 CHANGE IN OWNERSHIP. Effect, cause or permit any change in the ownership of Borrower or in the beneficiary or legal ownership of any membership or other interests in Borrower.

      6.8 AMENDMENT TO COMPANY DOCUMENTS. Amend the Borrower's Articles of Organization, Limited Liability Company Agreement or other organizational documents.

      7. DEFAULT. If any one of the following events (each an "Event of Default") shall occur:

            (a) any failure by the Borrower or Guarantor to comply with any term of this Agreement or any of the Security Instruments, which failure remains unremedied ten (10) business days after notice thereof from the Bank to the Borrower;

            (b) any failure by the Borrower to pay any of the principal of or interest (including late charges) on the Note, or of any other indebtedness, which term shall mean any obligation or liability for borrowed money, owing by the Borrower to the Bank now existing or hereafter incurred, when the same shall be due, which failure remains unremedied ten (10) business days after notice thereof from the Bank to the Borrower;

            (c) any representation or warranty made by the Borrower or Guarantor in connection with the Loan proves to have been incorrect in any material respect as of the date of this Agreement or as of the date on which it is made, or any statement, certificate or data furnished by the Borrower or Guarantor proves to have been incorrect in any material respect as of the date when the facts therein set forth were stated or certified;

            (d) a judgment for the payment of money shall be rendered against the Borrower or Guarantor and any such judgment shall remain unsatisfied and in effect for any period of sixty (60) consecutive days without a stay of execution;

            (e) the Borrower or Guarantor shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Borrower or Guarantor or of all or a substantial part of the assets of the Borrower or Guarantor, (ii) be unable, or admit in writing, the inability to pay debts as they mature, (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent, or (v) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law or an answer admitting the material allegations of a petition filed against the Borrower or Guarantor in any

LOAN AGREEMENT
PAGE 15

bankruptcy, reorganization or insolvency law or an answer admitting the material allegations of a petition filed against the Borrower or Guarantor in any bankruptcy proceeding, reorganization or insolvency proceeding, or corporate action shall be taken by the Borrower or Guarantor for the purpose of effecting any of the foregoing;

            (f) an order, judgment or decree shall be entered, without the application, approval or consent of the Borrower or Guarantor, by any court of competent jurisdiction, appointing a receiver, trustee or liquidator of all or a substantial part of the assets of the Borrower or Guarantor, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty
(60) consecutive days; or

            (g) the financial condition of the Borrower or Guarantor shall adversely change in any material respect from the condition of any of the foregoing represented in the information and documentation submitted by the Borrower and Guarantor in support of the application for the Loan;

      THEN the Bank may by written notice to the Borrower (i) immediately terminate the commitments of the Bank hereunder, and (ii) declare the principal of and interest accrued on the Note, and all other liabilities of the Borrower and Guarantor to the Bank to be forthwith due and payable, whereupon the same shall become forthwith due and payable.

      8. LOAN EXPENSES. The Borrower agrees to pay all reasonable expenses (including legal expenses and attorneys' fees) payable in connection with the execution and delivery of this Agreement and of the Note, and the Security Instruments herein referred to, as well as all expenses (including legal expenses and attorneys' fees) of every kind incidental to the collection or enforcement of this Agreement, the Note and the Security Instruments; and the Borrower shall indemnify the Bank against all reasonable claims for such fees, charges and commissions arising in connection with the transaction contemplated by this Agreement.

      9. REPLACEMENT OF NOTE(S); DOCUMENT RE-EXECUTION. Upon the Bank's request and receipt of evidence reasonably satisfactory to the Borrower, of the loss, theft, destruction or mutilation of the Note and, in the case of any loss, theft or destruction, if the Borrower so requests, upon delivery of an indemnity agreement reasonably satisfactory to the Borrower, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Borrower will issue, in lieu thereof, a new Note, dated the date to which interest has been paid on the lost, stolen,

LOAN AGREEMENT
PAGE 16

destroyed or mutilated Note and otherwise of like tenor, with appropriate variations. Further, upon the Bank's request, the Borrower and Guarantor, will execute or re-execute any other document that should have been signed at or before the closing of the Loan, or which was incorrectly drafted and/or executed, or which has been lost, misplaced, stolen, damaged or destroyed. If the Borrower or Guarantor fails to comply with such request under this Section, the Borrower and Guarantor agree to be liable for any and all loss or damage which the Bank sustains by reason thereof, including but not limited to all attorneys' fees and costs incurred by the Bank.

      10. NO WAIVER; REMEDIES CUMULATIVE. No failure to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

      11. ENTIRE AGREEMENT. The Borrower understands and agrees that this Agreement, along with the Note and Security Instruments, constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede any and all prior agreements, written or oral, among the parties concerning the subject matter hereof (except that Commitment Letter dated June 19, 2001, and accepted July 2, 2001, the terms and provisions of which are incorporated herein by this reference, shall survive the closing of the Loan as set forth in Paragraph 21 of said Commitment Letter to the extent not inconsistent with the terms of the Loan Documents).

      12. AMENDMENT TO LOAN AGREEMENT. This Agreement may not be changed orally, but only by an agreement in writing signed by both parties to this Agreement. Borrower may not assign its rights or obligations hereunder.

      13. WAIVER OF RIGHT TO TRIAL BY JURY. THE BORROWER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY WITH RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE LOAN DOCUMENTS, AND/OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING,

LOAN AGREEMENT
PAGE 17

STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK'S PERFORMANCE UNDER THIS AGREEMENT. FURTHER, THE BORROWER AND GUARANTOR HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF THE BANK, NOR THE BANK'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE BANK, NOR THE BANK'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

      14. JURISDICTION. Should any one or more provisions of this Agreement be determined to be illegal or unenforceable, all other provisions shall remain effective. Any legal action or proceeding with respect to this Agreement or any other agreement executed in connection therewith may be brought in the courts of the U.S. Virgin Islands (including, without limitation, the Federal District Court for the District of the U.S. Virgin Islands), and by execution and delivery of this Agreement, the Borrower consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. The Borrower irrevocably waives any objection, including any objection to the laying of venue and any objection based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any other agreement executed in connection therewith. The Borrower waives personal service of any summons, complaint or other process, which may be made by any other means permitted by U.S. Virgin Islands law. This paragraph shall not be deemed to preclude any party from filing any such action, suit or proceeding in any other appropriate forum if the courts of the U.S. Virgin Islands decline jurisdiction.

      15. MISCELLANEOUS.

      15.1 DEFINITIONS. Any accounting term used herein shall, unless the context otherwise specifies, be defined as most commonly defined in accordance with generally accepted accounting principles.

      15.2 NOTICE. Any notice or communication required herein shall be deemed to have been properly served if delivered by nationally-recognized overnight courier or if sent by United States

LOAN AGREEMENT
PAGE 18

first class certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as such party shall have furnished to the other party in writing) if to the Borrower:

      PSMT, LLC
      6501 Red Hook Plaza, Ste. 201
      St. Thomas, Virgin Islands 00802

and if to the Guarantor:

      PriceSmart, Inc.
      4649 Morena Blvd.
      San Diego, CA 92117

and if to Bank:

      (BY U.S. MAIL)                            (BY COURIER)
      Banco Popular de Puerto Rico              Banco Popular de Puerto Rico
      Attn: J. Arthur Downing                   Attn: J. Arthur Downing
      Vice President                            Vice President
      P.O. Box 8580                             No. 193 Estate Altona & Welgunst
      St. Thomas, U.S. Virgin Islands 00801     St. Thomas, U.S. Virgin Islands 00802

with a copy to:

      George H.T. Dudley, Esq.
      Dudley, Topper and Feuerzeig, LLP
      P.O. Box 756
      St. Thomas, U.S. Virgin Islands 00804

Notice shall be deemed received upon delivery if sent by courier or three (3) days after deposit with the U.S. post office if sent by U.S. certified mail.

LOAN AGREEMENT
PAGE 19

      15.3 CONSTRUCTION. This Agreement is being executed in and shall be construed in accordance with the laws of the United States Virgin Islands.

      IN WITNESS WHEREOF, the parties have caused these presents to be executed as of the date first above written.

                              PSMT, LLC, Borrower
                          By: PriceSmart, Inc., its sole member


                          By: ____________________________________
                              ________________, __________________
                                                            (SEAL)

                      Attest: ____________________________________
                              ________________, [Asst.] Secretary

                              PRICESMART, INC., Guarantor


                          By: ____________________________________
                              ________________, __________________
                                                            (SEAL)

                      Attest: ____________________________________
                              _________________, [Asst.] Secretary

                              BANCO POPULAR DE PUERTO RICO


                          By: ____________________________________
                              ____________________, Vice President

LOAN AGREEMENT
PAGE 20

STATE OF CALIFORNIA                )
                                   ) SS:
COUNTY OF ______________           )

      On this ___ day of __________ , 2001, before me, the undersigned officer, personally appeared _____________________, who acknowledged himself/herself to be the duly authorized officer of PriceSmart, Inc., a Delaware corporation, as sole member of PSMT, LLC, a U.S. Virgin Islands limited liability company, and acknowledged that he/she, being authorized so to do, executed the foregoing instrument for the purposes therein contained on behalf of said limited liability company.

      IN WITNESS WHEREOF, I have set my hand and official seal.


                                           ----------------------------------
                                                     Notary Public

STATE OF CALIFORNIA                )
                                   ) SS:
COUNTY OF ______________           )

      On this ___ day of __________ , 2001, before me, the undersigned officer, personally appeared _____________________, who acknowledged himself/herself to be the duly authorized officer of PriceSmart, Inc., a Delaware corporation, and acknowledged that he/she, being authorized so to do, executed the foregoing instrument for the purposes therein contained on behalf of said corporation.

      IN WITNESS WHEREOF, I have set my hand and official seal.

                                           ----------------------------------
                                                     Notary Public